UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

         Bermuda                      001-16625                 98-0231912
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                  50 Main Street                                10606
              White Plains, New York                          (Zip code)
     (Address of principal executive offices)



                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)




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Item 2.02  Results of Operations and Financial Condition

         On October 28, 2004, Bunge Limited issued a press release reporting third quarter results for 2004. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.


Item 8.01  Other Events

         The following sections of the press release attached as Exhibit 99.1 are also filed and incorporated by reference in this Item 8.01:

     o   the section entitled "Financial  Highlights";

     o the section entitled "Third Quarter Results" (excluding the first paragraph under the subheading "Net Financial Debt and Cash Flow" and the related footnote 3 included therein);

     o the section entitled "Cautionary Statement Concerning Forward-Looking Statements;"

     o   the section entitled "Additional Financial Information;"

     o the section entitled "Consolidated Statements of Income" and the Notes to Consolidated Statements of Income;

     o the section entitled "Consolidated Segment Information" and the Notes to Consolidated Segment Information;

     o   the section entitled "Condensed Consolidated Balance Sheets;"

     o   the section entitled "Consolidated Statements of Cash Flows;" and

     o the section entitled "Reconciliation of Non-GAAP Measures" (excluding any references to net financial debt and net financial debt less readily marketable inventories and the section under the subheading "Net Financial Debt").

Item 9.01  Financial Statements and Exhibits

     (a) None

     (b) None

     (c) Exhibits

     Exhibit No.                  Description
     -----------                  -----------

     99.1                         Press Release, dated October 28, 2004
                                  (Furnished pursuant to Item 2.02)



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2004

                                  BUNGE LIMITED


                                  By:     /s/ William M. Wells
                                         -------------------------------------
                                         Name:  William M. Wells
                                         Title: Chief Financial Officer



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



                                    EXHIBITS



Exhibit No.                 Description
-----------                 -----------

  99.1                      Press Release, dated October 28, 2004








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